Fourth Quarter 2011 Earnings Conference Call January 26, 2012 Sunoco Logistics Partners L.P. Exhibit 99.1

Forward-Looking Statements

You should review this slide presentation in conjunction with the fourth quarter 2011 earnings conference call for Sunoco Logistics Partners L.P., held on January 26 at 4:30 p.m. ET.  You may listen to free) 888-790-3592.  International callers should dial 517-308-9379.  Please enter Conference ID “Sunoco
Logistics.”  Audio replays of the conference call will be available for two weeks after the conference call beginning approximately two hours following the completion of the call.  To access the replay, dial 888-282-
0036.  International callers should dial 203-369-3022.
During the call, those statements we make that are not historical facts are forward-looking statements.
These forward-looking statements are not guarantees of future performance. Although we believe the assumptions underlying these statements are reasonable, investors are cautioned that such forward-looking statements involve risks and uncertainties that may affect our business and cause actual results to differ materially from those discussed during the conference call. Such risks and uncertainties include economic, business, competitive and/or regulatory factors affecting our business, as well as uncertainties related to the
outcomes of pending or future litigation.   Sunoco Logistics Partners L.P. has included in its Annual Report on Form 10-K for the year ended December 31, 2010, and in its subsequent SEC filings, cautionary language identifying important factors (though not necessarily all such factors) that could cause future outcomes to differ materially from those set forth in the forward-looking statements.  For more information about these any obligation to update or alter these forward-looking statements, whether as a result of new information, future events or otherwise.
This presentation includes certain non-GAAP financial measures intended to supplement, not substitute for, comparable GAAP measures. Reconciliations of non-GAAP financial measures to GAAP financial measures are provided in the slides at the end of the presentation.  You should consider carefully the comparable GAAP measures and the reconciliations to those measures provided in this presentation.
the audio portion of the conference call on our website at www.sunocologistics.com or by dialing (USA toll-
factors, see our SEC filings, available on our website at www.sunocologistics.com. We expressly disclaim

Highlights
Record quarterly performance:
• $165 million Adjusted EBITDA
• $110 million Distributable Cash Flow (DCF)
Record full year performance:
• $544 million Adjusted EBITDA
• $388 million Distributable Cash Flow
• $665 million of Expansion Capital Spending
3
Note: Fourth quarter and full year Adjusted EBITDA  and DCF include an $11million charge for regulatory obligations recognized in connection with the Partnership’s impairment assessment of certain assets affected by Sunoco, Inc.’s announcement to exit its refining operations

Highlights
Grew ratable business 14% year over year
Completed a three-for-one unit split
(1)
on December 2
nd
Increased distribution for 27
th
consecutive quarter
2012 Guidance:
• Increase the cash distribution by 7%
• Approximately $300 million of organic expansion capital
• Approximately $50 million of maintenance capital
(1)
All unit and per unit information presented herein is on a post-split basis.

Segment EBITDA: Segment Change 2007-2011YTD
Adjusted EBITDA: Ratable and Market Related
Maximize asset base by
taking advantage of
market opportunities
Distributions based on
ratable cash
•
Market related cash
flow increases
coverage ratio
193
291
343
366
544
0
100
200
300
400
500
600
2007 2008 2009 2010 2011
Year
Market Related Ratable

Record Expansion Capital Growth
2011 expansion capital of $665 million included record organic and acquisition growth.
(1)
Includes inventory.
(amounts in millions)
Full Year Ended
December 31,
2011
Calculation of Expansion Capital:
Organic Expansion Capital 171 $
Major Acquisitions
(1)
494
Total Expansion Capital
665 $

Organic Expansion Capital

Optimize current asset base
Invest in organic extensions
• Butane blending
• Nederland
• Eagle Point
• Mariner West
• West Texas Crude Expansion
2012 Organic investment
projected to be approximately
$300 million including:
0
50
100
150
200
250
300
350
2007 2008 2009 2010 2011 2012P
Organic Expansion Capital

2011 Acquisitions Texon Crude Business w/exposure to shales in: Bakken, Granite Wash, Permian & Eagleford Eagle Point Tank Farm Inland Pipeline (84% interest) East Boston Products Terminal 8

Q4 2011 Financial Highlights
(amounts in millions)

Three Months Ended Full Year Ended
December 31, December 31,
2011 2010 2011 2010
Sales and other operating revenue 3,376 $      2,223 $      10,905 $   7,808 $
Other income 4 5 13 30
Total revenues 3,380 2,228 10,918 7,838
Cost of products sold and operating expenses 3,178 2,103 10,264 7,398
Depreciation and amortization 25 19 86 64
Impairment charge and related matters 42 3 42 3
Selling, general and administrative expenses 23 20 90 72
Total costs and expenses 3,268 2,145 10,482 7,537
Operating income
112 83 436 301
Interest cost and debt expense 28 21 96 78
Capitalized interest (2) (2) (7) (5)
Gain on investments in affiliates - - - 128
Income before provision for income taxes
86 64 347 356
Provision for income taxes 7 4 25 8
Net Income
79 60 $           322 348 $
Net income attributable to noncontrolling
interests 3 1 9 2
Net Income attributable to Sunoco Logistics
Partners L.P.
76 $           59 $           313 $         346 $

Q4 2011 Financial Highlights
(amounts in millions, except per unit amounts)

Three Months Ended Full Year Ended
December 31, December 31,
2011 2010 2011 2010
Calculation of Limited Partners' interest:
Net Income attributable to Sunoco Logistics Partners L.P. 76 $       59 $       313 $    346 $
Less: General Partner's interest (14) (12) (54) (48)
Limited Partners' interest in Net Income 62 $       47 $       259 $    298 $
Net Income per Limited Partner unit:
Basic 0.60 $   0.47 $   2.56 $   3.13 $
Diluted 0.60 $   0.47 $   2.54 $   3.11 $
Weighted Average Limited Partners' units outstanding:
Basic 103.3 99.2 101.3 95.2
Diluted 103.8 99.7 101.8 95.7
(1)
Amounts reflect the three-for-one unit split in the fourth quarter 2011.
(1)
(1)

Refined Products Pipelines
(financial amounts in millions)

Three Months Ended Full Year Ended
December 31, December 31,
2011 2010 2011 2010
Financial Highlights
Sales and other operating revenue 37 $         29 $         130 $       120 $
Operating income 9 $           10 $         33 $         44 $
Depreciation and amortization expense 4 $           3 $           17 $         15 $
Adjusted EBITDA
(1)
12 $         13 $         49 $         59 $
Operating Highlights
(2)(3)
Pipeline throughput (thousands of bpd) 599 442 522 468
Pipeline revenue per barrel (cents) 67.5 71.7 68.3 70.0
(1)
(2)
(3)
Amounts exclude earnings attributable to noncontrolling interests.
Excludes amounts attributable to equity interests which are not consolidated.
In May 2011, the Partnership acquired a controlling financial interest in the Inland refined products pipeline. As a result of this acquisition, the Partnership accounted for this entity as a consolidated subsidiary from the acquisition date. Volumes for the twelve months ended December 31, 2011 of 88 thousand bpd and the related revenue per barrel, have been included in the consolidated totals. From the date of acquisition, this pipeline had actual throughput of approximately
140 thousand bpd for the twelve months ended December 31, 2011.

Terminal Facilities
(financial amounts in millions)

Three Months Ended Full Year Ended
December 31, December 31,
2011 2010 2011 2010
Financial Highlights
Sales and other operating revenue 156 $       99 $         435 $       287 $
Operating income (11) $       21 $         85 $         95 $
Depreciation and amortization expense 10 $         8 $           34 $         26 $
Adjusted EBITDA
(1)
30 $         32 $         150 $       124 $
Operating Highlights
Terminal throughput (thousands of bpd):
(2)
Refined products terminals 514 502 492 488
Nederland terminal 692 724 757 729
Refinery terminals 505 434 443 465
(1)
(2)
Amounts include an $11 million charge for regulatory obligations recognized in the fourth quarter 2011 in connection with the Partnership's impairment assessment of certain assets affected by Sunoco's announcement to exit its refining operations.
In July 2011 and August 2011, the Partnership acquired the Eagle Point tank farm and a refined products terminal located in East Boston Massachusetts, respectively. Volumes for these acquisitions are included from their acquisition dates.

Crude Oil Pipelines
(financial amounts in millions)

Three Months Ended Full Year Ended
December 31, December 31,
2011 2010 2011 2010
Financial Highlights
Sales and other operating revenue 86 $         76 $         319 $       221 $
Operating income 52 $         36 $         181 $       126 $
Depreciation and amortization expense 6 $           7 $           25 $         21 $
Adjusted EBITDA
(1)
56 $         42 $         198 $       145 $
Operating Highlights
(2)(3)
Pipeline throughput (thousands of bpd) 1,577 1,592 1,587 1,183
Pipeline revenue per barrel (cents) 58.9 50.9 55.0 50.7
(1)
(2)
(3)
Amounts exclude earnings attributable to noncontrolling interests.
In July 2010, the Partnership acquired additional interests in the Mid-Valley and West Texas Gulf crude oil pipelines, which previously had been recorded as equity investments.  The Partnership obtained a controlling financial interest as a result of these acquisitions and began accounting for these entities as consolidated subsidiaries from their respective acquisition dates.  Volumes and the related revenues for the twelve months ended December 31, 2010 of 278 thousand bpd have been included in the crude oil pipeline throughput and revenue per barrel.  From the date of acquisition, these pipelines had actual throughput of approximately 696 thousand bpd for the three and twelve months ended December 31, 2010.  The amounts presented for the three and twelve month periods ended December 31, 2011 include amounts attributable to these systems for the entire period.
Excludes amounts attributable to equity interests which are not consolidated.

Crude Oil Acquisition and Marketing
(financial amounts in millions)

Three Months Ended Full Year Ended
December 31, December 31,
2011 2010 2011 2010
Financial Highlights
Sales and other operating revenue 3,135 $   2,048 $   10,163 $ 7,282 $
Operating income 62 $         16 $         137 $       36 $
Depreciation and amortization expense 5 $           1 $           10 $         2 $
Adjusted EBITDA
67 $         17 $         147 $       38 $
Operating Highlights
(1)
Crude oil purchases (thousands of bpd)
(2)
690 606 663 638
Gross margin per barrel purchased (cents)
(2)(3)
103.4 35.6 61.9 20.0
Average crude oil price (per barrel) $94.02 $85.18 $95.14 $79.55
(1)
(2)
(3)
Represents total segment sales and other operating revenue minus cost of products sold and operating expenses and depreciation and amortization divided by total crude purchases.
The Crude Oil Acquisition and Marketing segment gathers, purchases, markets and sells crude oil principally in Oklahoma and Texas.  The segment consists of approximately 140 crude oil transport trucks; and approximately 110 crude oil truck unloading facilities.
Includes results from the crude oil acquisition and marketing business acquired from Texon L.P. in August 2011 from the acquisition date.

Q4 2011 Financial Highlights
(amounts in millions)

Three Months Ended Full Year Ended
December 31, December 31,
2011 2010 2011 2010
Capital Expenditure Data:
Maintenance capital expenditures 22 $           12 $           42 $           37 $
Expansion capital expenditures 69 58 171 137
Major Acquisitions - - 494 252
Total 91 $           70 $           707 $         426 $
December 31, December 31,
2011
2010
Balance Sheet Data (at period end):
Cash and cash equivalents 5 $              2 $
Total debt
(2)(3)
1,698 $      1,229 $
Equity:
Sunoco Logistics Partners L.P. Equity 1,096 $      965 $
Noncontrolling interests 98 77
Total Equity 1,194 $      1,042 $
(1)
(2)
(3)
Total debt at December 31, 2010 includes the $100 million promissory note to Sunoco, Inc.
Includes July 2011 acquisition of Eagle Point tank farm from Sunoco for $100 million, consisting of: Class A (deferred distribution)
units with a fair value of $98 million and $2 million in cash. This related party transaction was recorded at Sunoco’s carrying value on
$22 million under generally accepted accounting principles.
As of December 31, 2011, the Partnership had available borrowing capacity of $550 million under its revolving credit facilities.
(1)

Non-GAAP Financial Measures
(amounts in millions)
(1) Management of the Partnership believes Adjusted EBITDA and distributable cash flow information enhances an investor's understanding of a business’ ability to generate cash for payment of distributions and other purposes.  Adjusted EBITDA and distributable cash flow do not represent and should not be considered an alternative to net income or cash flows from operating activities as determined under United States generally accepted accounting principles (GAAP) and may not be comparable to other similarly titled measures of other businesses.
(2) Amounts exclude earnings attributable to noncontrolling interests and include an $11 million charge for regulatory obligations recognized in the fourth quarter 2011 in connection with the Partnership's impairment assessment of certain assets affected by Sunoco's announcement to exit its refining operations.
16
Three Months Ended Full Year Ended
December 31, December 31,
2011
2010
2011
2010
Add: Interest expense, net 26 19 89 73
Add: Depreciation and amortization expense 25 19 86 64
Add: Impairment charge 31 3 31 3
Add: Provision for income taxes 7 4 25 8
Less: Gain on investments in affiliates - - - (128)
Adjusted EBITDA
(1)(2)
165 104 544 366
Less: Interest expense, net (26) (19) (89) (73)
Less: Maintenance capital expenditures (22) (12) (42) (37)
Less: Provision for income taxes (7) (4) (25) (8)
Distributable cash flow
(1)
110 $         69 $           388 $         248 $
313 $         346 $         59 $           76 $
Net Income attributable to Sunoco Logistics
Partners L.P.